Exhibit 10.9

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 24, 2006 among UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (the “Subsidiary Borrower”, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 17, 2006 (the “Credit Agreement”);

WHEREAS, the Borrowers are requesting that the Lenders modify certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend certain terms of the Credit Agreement on the terms, and subject to the conditions, set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                                       Amendments to Section 1.01 of the Credit Agreement.

(a)                                  The following definition is added to Section 1.01 of the Credit Agreement:

“Transaction Termination Date” means the earlier of (a) the termination of the Agreement and Plan of Merger, dated as of June 26, 2006, by and among the Company, Umbrella Holdings, LLC, and Umbrella Acquisition, Inc. and (b) August 31, 2007.

(b)                                 The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means

(a)                                  from August 7, 2006 through the Transaction Termination Date, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Leverage Ratio	Facility Fee	Utilization Fee	Eurodollar Rate Loans	Letters of Credit Fee
1	< 2.0:1.0	0.080%	0.100%	0.22%	0.22%
2	> 2.0:1.0 and < 2.75:1.0	0.100%	0.125%	0.30%	0.30%
3	> 2.75:1.0 and < 3.5:1.0	0.125%	0.150%	0.375%	0.375%
4	> 3.5:1.0	0.175%	0.150%	0.475%	0.475%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b); provided, however, that if such Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date such Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate.  The Applicable Rate in effect from August 7, 2006 through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending September 30, 2006 shall be determined based upon Pricing Tier 2; or

(b)                                 from the Closing Date through, but not including, August 7, 2006 and at all times after the Transaction Termination Date, the following percentages per annum, based upon the Debt Rating as set forth below:

Pricing Tier	Debt Rating	Facility Fee	Utilization Fee	Eurodollar Rate Loans	Letters of Credit Fee
1	> A- / A3	0.060%	0.075%	0.19%	0.19%
2	BBB+ / Baa1	0.080%	0.100%	0.22%	0.22%
3	BBB / Baa2	0.100%	0.125%	0.30%	0.30%
4	BBB- / Baa3	0.125%	0.150%	0.375%	0.375%
5	< BBB- / Baa3	0.175%	0.150%	0.475%	0.475%

provided that (a) if the respective Debt Ratings is issued by the foregoing rating agencies differ by one level, then the Pricing Tier for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Tier 1 being the highest and the Debt Rating for Pricing Tier 5 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Tier that is one level lower than the Pricing Tier of the higher Debt Rating shall apply; (c) if the Company has only one Debt Rating, the Pricing Tier that is one level lower than that of such Debt Rating

2

shall apply; and (d) if the Company does not have any Debt Rating, Pricing Tier 5 shall apply.  Initially, the Applicable Rate shall be set at Pricing Tier 3.  Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

2.                                       Effectiveness; Conditions Precedent.  This Amendment shall become effective upon receipt by the Administrative Agent of the following:

(a)                                  copies of this Amendment duly executed by the Loan Parties and the Lenders; and

(b)                                 the payment of expenses, including without limitation reasonable attorneys’ fees, incurred in connection with the preparation of this Amendment, and the payment of all other fees and expenses that may be owing from the Company to the Administrative Agent to the extent reflected in a statement rendered to the Company at least one Business Day prior to the date of this Amendment.

3.                                       Ratification of Credit Agreement.  The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment.  Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.  Notwithstanding anything herein to the contrary and without limiting the foregoing, each of the Guarantors reaffirm their guaranty obligations set forth in the Loan Agreement.

4.                                       Authority/Enforceability.  Each of the Loan Parties represents and warrants as follows:

(a)                                  It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)                                 This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(c)                                  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)                                 The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.

5.                                       Representations.  The Loan Parties represent and warrant to the Lenders that the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true

3

and correct in all material respects as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

6.                                       Counterparts/Telecopy/Electronic Mail.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

7.                                       GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:	UNIVISION COMMUNICATIONS INC.,
a Delaware corporation

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Senior Executive Vice President, CFO and CSO

UNIVISION OF PUERTO RICO INC.,
a Delaware corporation

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

GUARANTORS:	THE UNIVISION NETWORK LIMITED PARTNERSHIP

	By:	Univision Communications Inc., general partner

		By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Senior Executive Vice President,
CFO and CSO

UNIVISION EV-HOLDINGS, LLC

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

UNIVISION COMMUNICATIONS INC.
FIRST AMENDMENT

HPN NUMBERS, INC.
GALAVISION, INC.
TELEFUTURA NETWORK
TELEFUTURA OF SAN FRANCISCO, INC.
TELEFUTURA ORLANDO, INC.
TELEFUTURA TELEVISION GROUP, INC.
UNIVISION INVESTMENTS, INC.
UNIVISION MANAGEMENT CO.
UNIVISION MUSIC, INC.
UNIVISION OF ATLANTA INC.
UNIVISION OF NEW JERSEY INC.
UNIVISION OF RALEIGH, INC.
UNIVISION TELEVISION GROUP, INC.
FONOHITS MUSIC PUBLISHING, INC.
FONOMUSIC, INC.
FONOVISA, INC.
PTI HOLDINGS, INC.
SUNSHINE ACQUISITION CORP.
UNIVISION ONLINE, INC.
EL TRATO, INC.
UNIVISION HOME ENTERTAINMENT, INC.
WURZBURG, INC.
UNIVISION PUERTO RICO STATION ACQUISITION COMPANY
UNIVISION PUERTO RICO STATION OPERATING COMPANY
UNIVISION PUERTO RICO STATION PRODUCTION COMPANY
UNIVISION RADIO ILLINOIS, INC.

By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

KCYT-FM LICENSE CORP.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
MI CASA PUBLICATIONS, INC.
SERVICIO DE INFORMACION PROGRAMATIVA, INC.
SPANISH COAST-TO-COAST LTD.
TC TELEVISION, INC.
TICHENOR LICENSE CORP.
UNIVISION RADIO SAN FRANCISCO, INC.
TMS LICENSE CALIFORNIA, INC.
WADO-AM LICENSE CORP.
WADO RADIO, INC.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.
UNIVISION RADIO CORPORATE SALES, INC.
UNIVISION RADIO FRESNO, INC.
UNIVISION RADIO GP, INC.
UNIVISION RADIO HOUSTON LICENSE CORPORATION
UNIVISION RADIO INVESTMENTS, INC.
UNIVISION RADIO LAS VEGAS, INC.
UNIVISION RADIO LICENSE CORPORATION
UNIVISION RADIO LOS ANGELES, INC.
UNIVISION RADIO MANAGEMENT COMPANY, INC.
UNIVISION RADIO NEW MEXICO, INC.
UNIVISION RADIO NEW YORK, INC.
UNIVISION RADIO PHOENIX, INC.
UNIVISION RADIO PUERTO RICO, INC.
UNIVISION RADIO SACRAMENTO, INC.
UNIVISION RADIO SAN DIEGO, INC.
UNIVISION RADIO TOWER COMPANY, INC.

By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President and Treasurer

UNIVISION RADIO, INC.

By:		/s/ Andrew W. Hobson
Andrew W. Hobson
Vice President

HBCi, LLC
UNIVISION RADIO FLORIDA, LLC

By:	Univision Radio, Inc., manager

By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Vice President

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura of San Francisco, Inc., member

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

UNIVISION NEW YORK LLC
UNIVISION PHILADELPHIA LLC

By:	Univision of New Jersey Inc., member

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

STATION WORKS, LLC
TELEFUTURA ALBUQUERQUE LLC
TELEFUTURA BAKERSFIELD LLC
TELEFUTURA BOSTON LLC
TELEFUTURA CHICAGO LLC
TELEFUTURA D.C. LLC
TELEFUTURA DALLAS LLC
TELEFUTURA FRESNO LLC
TELEFUTURA HOUSTON LLC
TELEFUTURA LOS ANGELES LLC
TELEFUTURA MIAMI LLC
TELEFUTURA SACRAMENTO LLC
TELEFUTURA SOUTHWEST LLC
TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc., member

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

TELEFUTURA PARTNERSHIP OF DOUGLAS
TELEFUTURA PARTNERSHIP OF FLAGSTAFF
TELEFUTURA PARTNERSHIP OF FLORESVILLE
TELEFUTURA PARTNERSHIP OF PHOENIX
TELEFUTURA PARTNERSHIP OF SAN ANTONIO
TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Television Group, Inc., general partner

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

UNIVISION MUSIC LLC

By:	Univision Music, Inc., managing member

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

UNIVISION ATLANTA LLC

By:	Univision of Atlanta Inc., member

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc., general partner

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

KAKW LICENSE PARTNERSHIP, L.P.
UVN TEXAS L.P.
KDTV LICENSE PARTNERSHIP, G.P.
KFTV LICENSE PARTNERSHIP, G.P.
KMEX LICENSE PARTNERSHIP, G.P.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVN LICENSE PARTNERSHIP, L.P.
KUVS LICENSE PARTNERSHIP, G.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc., general partner

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico Inc., general partner

	By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.

By:	Univision Radio GP, Inc., general partner

	By:		/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President and Treasurer

UNIVISION CLEVELAND LLC
UNIVISION TEXAS STATIONS LLC

By:	Univision Television Group, Inc., member

	By:		/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

UNIVISION NETWORK PUERTO RICO PRODUCTION LLC

By:	The Univision Network Limited Partnership, member

	By:	Univision Communications, Inc., general partner

		By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Senior Executive Vice President,
CFO and CSO

UNIVISION CONSUMER PRODUCTS, INC.

By:	/s/ Andrew W. Hobson
Andrew W. Hobson
Executive Vice President,
Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Maurice E. Washington
Name: Maurice E. Washington
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

	By:	/s/ Christopher T. Ray
Name: Christopher T. Ray
Title: Vice President

CITICORP USA,
as a Lender

	By:	/s/ Sean Klimchalk
Name: Sean Klimchalk
Title: Vice President

BNP PARIBAS,
as a Lender

	By:	/s/ Susan M. Bowes
Name: Susan M. Bowes
Title: Director

	By:	/s/ Kristine E. Lapic
Name: Kristine E. Lapic
Title: Vice President

UBS LOAN FINANCE LLC,
as a Lender

	By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

	By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Senior Vice President

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ Matthew H. Heming
Name: Matthew H. Heming
Title: Vice President

THE BANK OF NEW YORK,
as a Lender

By:	/s/ John E. Foote
Name: John E. Foote
Title: Vice President

BANK OF CHINA,
NEW YORK BRANCH,
as a Lender

By:	/s/ William Warren Smith
Name: William Warren Smith
Title: Chief Lending Officer

BANCO BILBAO VIZCAYA
ARGENTARIA S.A.,
as a Lender

By:	/s/ Hector O. Villegas
Name: Hector O. Villegas
Title: Vice President, Global Corporate Banking

By:	/s/ John Martini
Name: John Martini
Title: Vice President, Corporate Banking

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK,
as a Lender

By:	/s/ Shigeru Tsuru
Name: Shigeru Tsuru
Title: Joint General Manager

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH,
as a Lender

By:	/s/ Kang Yang
Name: Kang Yang
Title: AVP & AGM

E. SUN COMMERCIAL BANK LTD.,
LOS ANGELES BRANCH,
as a Lender

By:	/s/ Benjamin Lin
Name: Benjamin Lin
Title: EVP & General Manager

BANK OF COMMUNICATIONS,
NEW YORK BRANCH,
as a Lender

By:	/s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas G. Gunder
Name: Thomas G. Gunder
Title: SVP